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                                                                    EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Harry J. Silverman, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Domino's, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . the Annual Report on Form 10-K for the fiscal year ended December 30, 2001 of Domino's, Inc.

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Domino's, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.


/s/ Harry J. Silverman
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Harry J. Silverman
Chief Financial Officer
October 22, 2002

                                                    Subscribed and sworn to
                                                    before me this 22/nd/ day of
                                                    October, 2002

                                                    /s/  Kim K. Koepp
                                                    ----------------------------
                                                    Notary Public

                                                    My Commission Expires:
                                                         March 28, 2005
                                                    ----------------------------